Exhibit 10.5

FORM OF
LETTER AGREEMENT RE ADMINISTRATIVE SUPPORT

KANDERS ACQUISITION COMPANY, INC.

______________, 2007

Kanders & Company, Inc.

One Landmark Square, 22nd Floor

Stamford, Connecticut 06901

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Kanders Acquisition Company, Inc. (“KAC”) and continuing until the earlier of the consummation by KAC of a “Business Combination” or KAC’s liquidation (in each case as described in KAC’s IPO prospectus, and such earlier date hereinafter referred to as the “Termination Date”), but in no event longer than 24 months from the Effective Date, Kanders & Company, Inc. shall make available to KAC certain office space, utilities and secretarial support as may be required by KAC from time to time, situated at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901 (or any successor location). In exchange therefor, KAC shall pay Kanders & Company, Inc. the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

KANDERS ACQUISITION COMPANY, INC.

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

KANDERS & COMPANY, INC.
By:
Name:
Title: